UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 1, 2013

Date of Report (Date of earliest event reported)

FORRESTER RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

60 Acorn Park Drive

Cambridge, MA 02140

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (617) 613-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

On April 1, 2013, Forrester Research, Inc. (the “Company”) issued a press release announcing that it intends to commence a “modified Dutch auction” tender offer for up to an aggregate amount of $130 million of shares of its common stock, par value $0.01 per share, at a price of not less than $32 per share and not more than $36 per share in cash, without interest. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Forrester Research, Inc.

By:	/s/ Gail S. Mann
Gail S. Mann
Chief Legal Officer and Secretary

Dated: April 1, 2013